THE AMIDEX FUNDS, INC.

AMIDEX Cancer Innovations & Healthcare Mutual Fund

Supplement to Prospectus and Statement of Additional Information
Dated January 6, 2010

This Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated January 6, 2010 for the AMIDEXAMIDEX Cancer Innovations & Healthcare Mutual Fund  (“Fund”), updates the Prospectus (as previously supplemented on September 30, 2009) and SAI to revise the information as described below.  For further information, please contact the Fund toll-free at 1-888-876-3566.  You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904, or by calling the Fund toll-free at the number above.

•	Closing of the Fund:

This Supplement to the Prospectus and SAI notifies shareholders, potential investors and other interested parties that at the Quarterly Meeting of the Board of Directors of the AMIDEXAMIDEX Funds, Inc. held on January 21, 2010, the Adviser, Index Investments, LLC recommended that the AMIDEX Cancer Innovations & Healthcare Mutual Fund be closed to new investors and that the Fund be liquidated. The primary reasons for the Adviser’s recommendation was the limited asset size and the related difficulty its size presented in meeting the Fund’s investment objectives and character as an unmanaged index consisting of larger capitalization publicly traded stocks that emphasize products or services focused on cancer detection and treatment or that are classified as biotechnology, medical equipment or pharmaceutical companies. After extensive discussion and questioning of the Adviser by the Board of Directors, the Board of Directors voted unanimously to approve closing the AMIDEX Cancer & Healthcare Innovations Mutual Fund and authorized its orderly dissolution and the redemption of the interests of the shareholders. Accordingly, the Fund has been closed to new investors since January 22, 2010 and shareholders were informed of the closing of the fund by letter sent on May 10, 2010 to each shareholder of record and advising the shareholder of the redemption of their interest and disbursement of the proceeds to the shareholder.

Investors Should Retain This Supplement for Future Reference